National Collegiate Student Loan Trust 2005-3

Closing Date: October 12, 2005
Monthly Distribution Report

Collection Period	06/01/06	to	06/30/06
Monthly Distribution Date	07/25/06
Volume 8

I	Asset and Liability Summary

A.		Student Loan Portfolio	05/31/06	Change	06/30/06
	1	Student Loan Principal	$ 1,259,262,896.83	$ (3,830,752.00)	$ 1,255,432,144.83
	2	Student Loan Accrued Interest + Accrued Late Fees	$ 30,741,560.69	$ 5,376,335.48	$ 36,117,896.17
	3	Pool Balance	$ 1,290,004,457.52	$ 1,545,583.48	$ 1,291,550,041.00

	4	Weighted Average Coupon (WAC)	8.87%	0.01%	8.88%
	5	Weighted Average Maturity (WAM)	259.0 Months	-1.1 Months	257.9 Months
	6	Number of Loans	101,738	-281	101,457
	7	Number of Borrowers	93,187	-255	92,932

B.		Trust Accounts and TERI Pledge Fund (at market value)	05/31/06	Change	06/30/06

	1	Collection Account + Collections Receivable Account	$ 6,368,527.34	$ 1,662,290.57	$ 8,030,817.91

	2	Reserve Account	$ 297,379,932.96	$ (2,860,402.20)	$ 294,519,530.76

	3	Total Trust Accounts	$ 303,748,460.30	$ (1,198,111.63)	$ 302,550,348.67

	4	TERI Pledge Fund	$ 67,855,547.15	$ (31,449.58)	$ 67,824,097.57

	5	Total Trust Accounts and TERI Pledge Fund	$ 371,604,007.45	$ (1,229,561.21)	$ 370,374,446.24

	6	Pool Balance + Trust Accounts	$ 1,593,752,917.82	$ 347,471.85	$ 1,594,100,389.67

	7	Pool Balance + Trust Accounts + TERI Pledge Fund	$ 1,661,608,464.97	$ 316,022.27	$ 1,661,924,487.24

8	Has a Specified Reserve Account Balance date occurred? No - first date is November 2006
9	Has Prepayment Penalty occurred on Class A-5 Notes? No
10	Has there been an Applicable Note Margin adjustment? No - first change is November 2009
11	Is the Note Parity Ratio less than 101%? Yes
12	Has a Subordinate Note Interest Trigger occurred? No - first measurement date is October 1, 2006
13	Has a Subordinate Note Principal Trigger occurred (Cumulative Gross Default Rate greater than 10%)? No
14	Reserve Account Balance after 7/25 Monthly Distribution Date will be $293,263,204.01

C.		Securities	Cusip	Index	Spread	Initial Debt Issued		05/31/06		Change	06/30/06		Change	07/25/06		% of Securities
	1	Class A-1	63543TAA6	1M LIBOR	0.07%	$213,375,000.00		$213,375,000.00		$-	$213,375,000.00		$(404,888.94)	$212,970,111.06		12.71%
	2	Class A-2	63543TAB4	1M LIBOR	0.20%	$415,110,000.00		$415,110,000.00		$-	$415,110,000.00		$-	$415,110,000.00		24.76%
	3	Class A-3	63543TAC2	1M LIBOR	0.24%	$302,434,000.00		$302,434,000.00		$-	$302,434,000.00		$-	$302,434,000.00		18.04%
	4	Class A-4	63543TAD0	1M LIBOR	0.28%	$137,008,000.00		$137,008,000.00		$-	$137,008,000.00		$-	$137,008,000.00		8.17%
	5	Class A-5 (b)	63543TAE8 & AF5	1M LIBOR	0.38%	$441,213,000.00		$441,213,000.00		$-	$441,213,000.00		$-	$441,213,000.00		26.32%
	6	Class A-IO-1	63543TAG3	Fixed	4.80%	(c	)	(c	)	$-	(c	)	$-	(c	)	0.00%
	7	Class A-IO-2	63543TAH1	Fixed	4.80%	(d	)	(d	)	$-	(d	)	$-	(d	)	0.00%
	8	Class B (a)	63543TAJ7	1M LIBOR	0.50%	$83,000,000.00		$83,000,000.00		$-	$83,000,000.00		$-	$83,000,000.00		4.95%
	9	Class C (a)	63543TAK4	1M LIBOR	0.71%	$84,500,000.00		$84,500,000.00		$-	$84,500,000.00		$-	$84,500,000.00		5.04%
	10	Total Securities				$1,676,640,000.00		$1,676,640,000.00		$-	$1,676,640,000.00		$(404,888.94)	$1,676,235,111.06		100.00%

(a) The Stepdown Date is the November 2011 Distribution Date. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.

(b) Class A-5 Securities include Class A-5-1 and A-5-2
(c) The initial notional amount, in effect thru the November 2009 Distribution Date, equals $440,948,000.
(d) The initial notional amount, in effect thru the November 2009 Distribution Date, equals $265,000.

National Collegiate Student Loan Trust 2005-3

II	Transactions and Accruals		From 6/1/06 to 6/30/06
A.		Student Loan Cash Principal Activity
	1	Principal Payments Received	$(5,167,319.30)
	2	Principal Claims from Guarantor	$(249,085.41)
	3	Repurchased Principal	$-
	4	New Loan Additions	$-
	5	Other Adjustments (cancellations, consolidations and other)	$(514,145.83)
	6	Total Principal Collections	$(5,930,550.54)

B.		Student Loan Non-Cash Principal Activity
	1	Capitalized Interest	$2,098,016.15
	2	Realized Losses	$-
	3	New Loan Additions	$-
	4	Other Adjustments	$1,782.39
	5	Total Non-Cash Principal Activity	$2,099,798.54

C.		Total Student Loan Principal Activity (II.A.6 + II.B.5)	$(3,830,752.00)

D.		Student Loan Cash Interest & Fees Activity
	1	Interest Payments Received	$(1,679,208.52)
	2	Interest Claims from Guarantor	$(12,192.40)
	3	Repurchased Interest	$-
	4	New Loan Additions	$-
	5	Late Fees	$(2,962.19)
	6	Other Adjustments (cancellations, consolidations and other)	$(6,842.87)
	7	Total Interest Collections	$(1,701,205.98)

E.		Student Loan Non-Cash Interest & Fees Activity
	1	Interest Accruals	$9,170,819.57
	2	Capitalized Interest	$(2,098,016.15)
	3	Realized Losses	$-
	4	Other Adjustments	$728.37
	5	Non-Cash Late Fees	$4,009.67
	6	Total Non-Cash Interest Activity	$7,077,541.46

F.		Total Student Loan Interest & Fees Activity (II.D.7 + II.E.6)	$5,376,335.48

National Collegiate Student Loan Trust 2005-3

III	Collection Account Activity		From 6/1/06 to 6/30/06

A.		Collection Account
	1	Collections by Servicers	$7,367,516.52
	2	Claim Payments from Guarantor	$261,277.81
	3	Liquidation Proceeds and Recoveries	$-
	4	Sale Proceeds	$-
	5	Investment Earnings on Trust Accounts (1)	$2,330,317.17
	6	Excess of Specified Reserve Account Balance	$-
	7	Other Receipts (Late Fees and Other)	$2,962.19
	8	Prior Month Allocation	$367,680.23
	9	Other	$(9,150.00)
	10	Total Available Funds	$10,320,603.92

 (1) Includes GIC interest from 6/1/06 to 7/24/06

B.		Allocations thru 6/30/06 with Payments and Distributions for 7/25/06	Total Available	Remaining	Reserve
			Funds	Funds	Transfer
			$10,320,603.92	$10,320,603.92
	1	Payment of Trustee Expenses, Servicer, Administrators and Paying Agent
		(a) Payment of Trustee Expenses	$-	$10,320,603.92	$-
		(b) Payment of Servicing Fees	$178,462.81	$10,142,141.11	$-
		(c) Payment of Administration Fees & Expenses	$52,338.09	$10,089,803.02	$-
		(d) Payment to Irish Paying Agent	$-	$10,089,803.02	$-
		(e) Payment of Back-up Administration Fees	$1,000.00	$10,088,803.02	$-
	2	Allocation of Trustee Expenses, Servicer, Administrators and Paying Agent
		(a) Allocation of Trustee Expenses		$10,088,803.02	$-
		(b) Allocation of Servicing Fees	$178,462.81	$9,910,340.21	$-
		(c) Allocation of Administration Fees & Expenses		$9,910,340.21	$-
		(d) Allocation to Irish Paying Agent		$9,910,340.21	$-
		(e) Allocation of Back-up Administration Fees		$9,910,340.21	$-
	3	Payment to TERI Pledge Fund, additional Guaranty Fees	$129,833.21	$9,780,507.00	$-
	4	Allocation to TERI Pledge Fund, additional Guaranty Fees	$95,779.70	$9,684,727.30	$-
	5	Payment of Interest Distribution Amount to Class A Securities:
		(a) Class A-1	$926,892.11	$8,757,835.19	$-
		(b) Class A-2	$1,846,691.79	$6,911,143.40	$-
		(c) Class A-3	$1,355,177.35	$5,555,966.05	$-
		(d) Class A-4	$618,334.23	$4,937,631.82	$-
		(e) Class A-5	$2,026,791.54	$2,910,840.28	$-
		(f) Class A-IO-1 *	$1,704,998.93	$1,205,841.35	$-
		(g) Class A-IO-2 *	$1,024.67	$1,204,816.68	$-
	6	Payment of Interest Distribution Amount to Class B Securities:
		(a) Class B	$389,298.82	$815,517.86	$-
	7	Payment of Interest Distribution Amount to Class C Securities:			$
		(b) Class C	$410,628.92	$404,888.94	$-
	8	Payment to Reserve Account up to Specified Reserve Account Balance	$-	$404,888.94	$-
	9	Payment to TERI, to Purchase Rehabilitated Loans	$-	$404,888.94	$-
	10	Payment of Principal Distribution Amount to Class A Securities:	$	$
		(a) Class A-1	$404,888.94	$-	$-
		(b) Class A-2	$-	$-	$-
		(c) Class A-3	$-	$-	$-
		(d) Class A-4	$-	$-	$-
		(e) Class A-5	$-	$-	$-
	11	Payment of Principal Distribution Amount to Class B Securities:
		(a) Class B	$-	$-	$-
	12	Payment of Principal Distribution Amount to Class C Securities:
		(b) Class C	$-	$-	$-
	13	Payment of any Unreimbursed Advances:	$-	$-	$-
		(a) Payment of Trust Expenses	$-	$-	$-
		(b) Payment of Servicing Fees	$-	$-	$-
		(c) Payment of Administration Fees	$-	$-	$-
		(d) Payment of Irish Paying Agent	$-	$-	$-
		(e) Payment of Back-up Administration Fees	$-	$-	$-
		(f) Payment to First Marblehead Corporation	$-	$-	$-
	14	Remaining Amounts of Principal, if below condition is in effect?	$-	$-	$-
		(a) Is a Turbo Trigger in effect?	No
	15	Payment of any Unpaid Prepayment Penalties to Class A-5 Noteholders	$-	$-	$-
	16	To FMC, any unpaid and accrued structuring advisory fees and then to the Certificateholders	$-	$-	$-

* 29 days of interest will be paid to the Grantor Trust and 30 days of interest will be paid from the Grantor Trust

National Collegiate Student Loan Trust 2005-3

IV	Parity Calculations (excludes TERI Pledge Fund)		05/31/06	06/30/06

	1	Senior Parity (Pool Balance + Trust Accounts / Class A Securities)	105.61%	105.63%
	2	Total Parity (Pool Balance + Trust Accounts / Securities) (a)	95.06%	95.08%
(a) Parity ratio calculations includes all Securities

V	Portfolio Characteristics by Payment Status

	WAC		# of Loans		%		Principal Amount		%

Payment Status	05/31/06	06/30/06	05/31/06	06/30/06	05/31/06	06/30/06	05/31/06	06/30/06	05/31/06	06/30/06
Interim (1)
In School	8.89%	8.88%	84,360	77,935	82.92%	76.82%	$1,064,563,127.60	$994,012,159.61	84.54%	79.18%
Total Interim			84,360	77,935	82.92%	76.82%	$1,064,563,127.60	$994,012,159.61	84.54%	79.18%
Repayment
Active
Current	8.78%	8.87%	15,388	21,572	15.13%	21.26%	$171,859,355.89	$238,074,603.00	13.65%	18.96%
31-60 Days Delinquent	9.03%	8.96%	538	417	0.53%	0.41%	$6,113,335.36	$4,980,107.40	0.49%	0.40%
61-90 Days Delinquent	8.97%	9.07%	284	290	0.28%	0.29%	$3,129,174.08	$3,350,294.67	0.25%	0.27%
91-120 Days Delinquent	9.15%	9.05%	115	186	0.11%	0.18%	$1,338,202.02	$2,077,002.75	0.11%	0.17%
121-150 Days Delinquent	8.79%	9.44%	34	56	0.03%	0.06%	$398,077.82	$686,585.60	0.03%	0.05%
151-180 Days Delinquent	8.88%	8.78%	44	26	0.04%	0.03%	$477,815.67	$333,058.16	0.04%	0.03%
> 180 Days Delinquent	9.24%	8.97%	51	70	0.05%	0.07%	$744,701.45	$852,213.48	0.06%	0.07%

Forbearance	8.42%	8.54%	924	905	0.91%	0.89%	$10,639,106.94	$11,066,120.16	0.84%	0.88%
Total Repayment			17,378	23,522	17.08%	23.18%	$194,699,769.23	$261,419,985.22	15.46%	20.82%

Grand Total			101,738	101,457	100.00%	100.00%	$1,259,262,896.83	$1,255,432,144.83	100.00%	100.00%

(1) Loans in Interim Status have not yet had a scheduled payment.

National Collegiate Student Loan Trust 2005-3

VI	Portfolio Characteristics by Borrower Type and Program Type

		05/31/06		06/30/06
Borrower Type		Principal Amount	%	Principal Amount	%
1	Creditworthy Cosigned Loans	$1,013,899,213.79	80.52%	$1,010,805,817.92	80.51%
2	Creditworthy Non-Cosigned Loans	$209,046,353.93	16.60%	$208,438,495.87	16.60%
3	Creditready Loans	$36,317,329.11	2.88%	$36,187,831.04	2.88%
Total		$1,259,262,896.83	100.00%	$1,255,432,144.83	100.00%

		05/31/06		06/30/06
Program Type		Principal Amount	%	Principal Amount	%
1	Continuing Education	$18,066,245.96	1.43%	$17,989,637.27	1.43%
2	Graduate	$187,244,829.56	14.87%	$186,575,586.89	14.86%
3	K-12	$27,322,342.74	2.17%	$26,877,395.34	2.14%
4	Medical	$12,156,533.28	0.97%	$12,135,234.15	0.97%
5	Undergraduate	$1,014,464,029.77	80.56%	$1,011,845,378.32	80.60%
6	Consolidation, Parent, Other	$8,915.52	0.00%	$8,912.86	0.00%
Total		$1,259,262,896.83	100.00%	$1,255,432,144.83	100.00%

VII	Default Detail

		5/31/06	6/30/06
		Principal Amount	Principal Amount
A.	Cumulative Claims Filed to TERI(1)	$1,619,942.23	$2,134,941.33

B.	Cumulative Gross Default Rate(2)	0.72%	0.72%

C.	Claims Cancelled (Non-Default)	$214,300.36	$268,224.93

D.	Cumulative Default Rate after Claims Cancelled(3) (4)	0.62%	0.63%

E.	Cumulative Claim Payments Made by TERI	$677,438.11	$926,523.52

F.	Claims in Process	$728,203.76	$940,192.88

G.	Cumulative net loss, claims rejected, aged 24 months or more	$-	$-

H.	Is TERI Principal Trigger in effect?	No	No
	Is TERI Turbo Trigger in effect?	No	No

(1)	Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2)	Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3)	Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).
(4)	Cumulative Default Rate is based on loans in repayment rather than initial loans purchased as described in the Indenture.